UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 27, 2006

Date of Report (Date of earliest event reported)

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 557-4630 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.06 Material Impairments.

On June 29, 2006, Sovereign Bancorp, Inc. (the “Company”) issued a press release to announce that it has restructured its balance sheet and also intends to record an other-than-temporary non-cash, non-operating impaired charge related to certain Fannie Mae and Freddie Mac Preferred Stock Investments.

For additional information, reference is made to a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated June 29, 2006, of Sovereign Bancorp, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: June 29, 2006

	By:	/s/ Thomas R. Brugger
Thomas R. Brugger
Treasurer

EXHIBIT INDEX

99.1	Press Release, dated June 29, 2006, of Sovereign Bancorp, Inc.